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                                                                 EXHIBIT 10.1(g)

                        AMERICAN BUSINESS PRODUCTS, INC.
                             1991 STOCK OPTION PLAN



       1.      Purpose.

               The purpose of this 1991 Stock Option Plan (the "Plan") is to further the growth and development of American Business Products, Inc. (the "Company"), by encouraging employees (including officers and directors who are employees) of the Company and its subsidiaries to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ and service of the Company and its subsidiaries and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company and its subsidiaries a means of attracting to its service persons of outstanding quality.

               It is further intended that part of the Plan qualify as an incentive stock option plan, and that any option granted in accordance with such portion of the Plan qualify as an incentive stock option ("ISO"), all within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The tax effects of any other stock option (a "Non-ISO") or stock appreciation rights ("SAR's") granted hereunder should be determined under Code Section 83. Unless otherwise specified, the term "Options" shall refer to both ISO's and Non-ISO's, and to any Reload Options (as described in Section 5(i) hereof) granted in connection therewith.

               The Company does not do business in, and does not do business with any person or group located in, South Africa. Investors and/or Plan participants may contact the Office of the Secretary of State, Room 100, 1230 J Street, Sacramento, California 95814, telephone (916) 327-6427, for information regarding the Company's current business dealings, if any, with South Africa.

       2.      Administration.

               (a) The Plan shall be administered and interpreted by the Compensation and Nominating Committee of the Board of Directors of the Company (the "Compensation Committee"). The Board of Directors, in accordance with the applicable provisions of the Company's By-Laws, shall appoint the Compensation Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Compensation Committee and shall fill all vacancies thereon. The Compensation Committee shall be composed of three or more nonemployee directors; provided, during the time any director is serving on the Compensation Committee, he shall not be eligible to participate in the Plan [or any other discretionary stock plan of the Company or any parent or subsidiary corporation of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively, and hereinafter referred to as a "Parent" and "Subsidiary," respectively)], and he shall not have been eligible to participate in the Plan (or any other discretionary stock plan of the Company, a Parent or Subsidiary) during the 1-year period immediately prior to his serving on the Compensation Committee. Generally, this provision means that each member of the Compensation Committee (i) is not eligible to participate, and (ii) must not have been eligible to participate for the 1-year period immediately preceding the date he became a Committee member. This provision is intended to comply with the "disinterested persons rule" of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule is modified to reduce or increase the restrictions on who may serve on the Compensation Committee, the Plan shall be deemed modified in a similar manner.

               (b) The Compensation Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Compensation Committee shall constitute a quorum, and all decisions and selections made by the Compensation Committee pursuant to the provisions of the Plan shall be made by a majority of its members who are present and voting at the meeting. The Compensation Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at its next succeeding meeting.

               (c) Subject to the provisions of the Plan, the Compensation Committee shall have the authority and sole discretion to determine and designate, from time to time, those persons eligible for a grant of Options under the Plan, those persons to whom Options are to be granted, the purchase price of the shares covered by any Options granted, the time or times at which Options shall be granted, whether any SAR's shall be granted in tandem with any Options, and the manner in and conditions under which Options or SAR's are exercisable (including, without limitation, any limitations or restrictions thereon). In making such determinations, the Compensation Committee may take into account the nature of the services rendered by the respective persons to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Compensation Committee, in its sole discretion, shall deem relevant. Subject to the express provisions of the Plan, the Compensation Committee also shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the instruments by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

               (d) In addition to such other rights of indemnification as they have as directors or as members of the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the By-Laws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

       3.      Stock.

               The stock reserved for issuance in accordance with and subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $2.00 par value common stock of the Company (the "Common Stock"). Subject to readjustment in accordance with the provisions of Section 7, the total number of shares of the Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 300,000 shares of Common Stock, less any shares used as payment for SAR's pursuant to Section 6(a). Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

       4.      Eligibility to Receive Options; Type of Options.

               (a) Except as provided in subsections (b) and (c) hereof, the persons eligible to receive Options hereunder shall be key employees (including officers whether or not they also are directors, but excluding directors who are not otherwise employees) of the Company and its Subsidiaries. The Compensation Committee from time to time may select such persons (from that group specified above) to whom Options are to be offered and granted hereunder; such selected persons hereinafter are referred to individually as "Optionee" and collectively as "Optionees".

               (b)      No director shall be eligible to receive any Options
(i) during the period he is serving on the Compensation Committee, or (ii) during the 1-year period prior to the date he is to begin serving on the Compensation Committee.





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               (c)      The Compensation Committee may grant, at any time, new
Options to a person who previously has received Options, whether such Options still are outstanding, previously have been exercised in whole or in part, have expired or are cancelled in connection with the issuance of new Options. The purchase price of any new Options may be established by the Compensation Committee without regard to any existing Option Price (as described below).

       5.      Terms and Conditions of Options.

               Options may be granted to Optionees from time to time and at such times as may be authorized by the Compensation Committee. Subject to the provisions hereinafter set forth, each Option granted under the Plan shall be designated either as an ISO or a Non-ISO. In addition, pursuant to the terms of Section 6, the Compensation Committee may grant SAR's in tandem with any Option. In its authorization of the granting of an Option hereunder, the Compensation Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option, whether such Option is an ISO or a Non-ISO and whether such Option shall be accompanied by SAR's. The Compensation Committee then shall prepare a written agreement, executed and dated by the Company, evidencing such Option (the "Option Agreement") and setting forth the terms and conditions of such Option; provided, an Option Agreement evidencing both an ISO and a Non-ISO shall identify clearly the status and terms of each Option. The Compensation Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant specified in subsection (c)(i) hereof. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio. Option Agreements and the Options granted thereby shall comply with and be subject to the following terms and conditions:

               (a) Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains.

               (b) Employment. Each Optionee shall agree to remain in the employ of, and to render such services to, the Company or a Parent or a Subsidiary for such period and pursuant to such terms, as the Compensation Committee may require in the Option Agreement; provided, such Agreement shall not impose upon the Company or a Parent or a Subsidiary any obligation to retain the Optionee in its employ for any period.

               (c)      Option Price.

                        (i) The purchase price of the shares of Common Stock underlying each Option (the "Option Price") shall be determined by the Compensation Committee, which determination shall be final, binding and conclusive; provided, in no event shall the Option Price of any Option be less than 100 percent (110 percent in the case of ISO's granted to Optionees who own more than 10 percent of the voting power of all classes of stock of the Company, a Parent or a Subsidiary) of the fair market value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date on which the Compensation Committee granted the Option shall be considered the date on which such Option is granted; provided, any Option granted (pursuant to an executed Option Agreement) to a prospective employee of the Company or a Subsidiary prior to the commencement of his employment shall be deemed to be granted on, and shall become effective on, the first day of employment.

                        (ii) The fair market value per share of the Common Stock on any particular date shall be the closing sale price of the Common Stock as reflected on the New York Stock Exchange (the "NYSE") on the last day the Common Stock trades on the NYSE prior to such date.
       If, for any reason, the fair market value per share of the Common Stock cannot be ascertained or is unavailable for a particular date, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof.





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               (d)      Terms of Options.  Terms of Options granted under the
Plan shall commence on the date of grant and shall expire on such date as the Compensation Committee may determine for each Option; provided, in no event shall any Option be exercisable after 10 years (5 years in the case of Options granted to Optionees who own more than 10 percent of the voting power of all classes of stock of the Company, a Parent or a Subsidiary) from the date the Option is granted. Any Reload Option granted pursuant to Section 5(i) hereof shall expire as of the date of expiration of the original Option with respect to which such Reload Option is granted. No Option shall be granted hereunder after 10 years from the earlier of the date the Plan is approved by the shareholders or is adopted by the Board of Directors.

               (e) ISO's Converted to Non-ISO's. In the event any part or all of an ISO granted under the Plan at any time fails to satisfy all of the requirements of an incentive stock option, then such ISO shall be split into an ISO and Non-ISO so that the portion of the Option, if any, that still qualifies as an incentive stock option shall remain an ISO, and the portion that does not qualify as an incentive stock option shall become a Non-ISO. Such split of an ISO into an ISO portion and a Non-ISO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or Non-ISO.

               (f) Terms of Exercise. Subject to the terms of this Section and Section 4, the Compensation Committee may specify the terms pursuant to which each Option may be exercised. Each Option shall become exercisable in such installments (which need not be equal and which may or may not correspond to a vesting schedule specified by the Compensation Committee) and at such times as designated by the Compensation Committee; provided, notwithstanding anything herein to the contrary, no Option, or portion thereof, or related SAR may be exercised until the expiration of the holding period described in subsection (l) hereof. Options shall become exercisable in increments which may be cumulative but which shall not exceed in any 1 year 25 percent of the number of shares subject to the Option, and no Option shall become exercisable except following expiration of 1 year of continued employment immediately following the date upon which the Option is granted. This means that an Option may become exercisable for a maximum number of shares equal to (i) after one year of such continued employment, 25 percent of the number of shares initially subject to the Option; (ii) after 2 years of such continued employment, 50 percent of the number of shares initially subject to the Option; (iii) after 3 years of such continued employment, 75 percent of the number of shares subject to the Option; and (iv) after 4 years of such continued employment, 100 percent of the number of shares initially subject to the Option. Notwithstanding the above, all Options shall become immediately exercisable for 100 percent of the number of shares subject to the Options upon a Change in Control (as defined in Section 8 hereof).

               (g) Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Compensation Committee may direct. Each notice of exercise shall identify the Option that the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 9(a). The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action [including, but not limited to, the filing of a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and causing such registration statement to become effective] with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. In the event an Optionee exercises both an ISO and a Non-ISO, separate certificates shall be issued to such Optionee for the ISO and Non-ISO shares.

               (h)      Medium and Time of Payment.

                        (i) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee [or his successors as provided in Section 5(j)(iii)], shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by





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       a national or state bank (or guaranteed or notarized in such other manner as the Compensation Committee may require); or (C) by a combination of (A) and (B). Notwithstanding the foregoing, an Optionee must have held any shares of Common Stock used to pay the Option Price for at least 6 months prior to the date such payment is made. In the event of any payment by delivery of shares of the Common Stock, such shares shall be valued on the basis of the fair market value of the Common Stock on the date of exercise. Fair market value shall be determined in the manner provided in Section 5(c)(ii) (dealing with determining Option Price). If the Optionee makes payment by delivery of shares of the Common Stock, the value of such Common Stock shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash.

                        (ii) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax withholding provisions of the Code and of the income tax laws of the state of the Optionee's residence.

               (i) Reload Options. At the time of granting any ISO or Non-ISO hereunder, the Compensation Committee shall designate, in its discretion, whether such ISO or Non-ISO shall be accompanied by a "Reload Option". A "Reload Option" shall be an Option that is granted (i) to an Optionee who pays for exercise of all or part of such ISO or Non-ISO with shares of the Common Stock pursuant to subsection 5(h) hereof, (ii) for the same number of shares as is exchanged in payment for the exercise of such ISO or Non-ISO; (iii) as of the date of such payment, and (iv) subject to all of the same terms and conditions as such ISO or Non-ISO; provided, the Option Price for shares subject to the Reload Option shall be determined pursuant to
Section 5(c) hereof on the basis of the fair market value of such shares on the date the Reload Option is granted. In addition, the Compensation Committee, in its discretion, may grant one or more successive Reload Options to an Optionee who pays for exercise of a Reload Option with shares of the Common Stock. In no event shall the term of any Reload Option extend beyond the original term of the ISO or Non-ISO with respect to which such Reload Option was granted.

               (j) Effect of Termination of Employment or Death. Except as provided in parts (i), (ii) and (iii) of this subsection, no Option shall be exercisable unless the Optionee thereof shall have been an employee (including an officer, but excluding a director who otherwise has not been an employee) of the Company and/or a Parent or a Subsidiary from the date of the granting of the Option until the date of exercise; provided, the Compensation Committee, in its sole discretion, may waive the application of this Section 5(j) with respect to any Non-ISO's granted hereunder and, instead, may provide an expiration date or dates in a Non-ISO Option Agreement.

                        (i) In the event an Optionee during his life ceases to be an employee of the Company (including any Parent or Subsidiary) for any reason other than retirement under the terms of one of the Company's qualified retirement plans, disability or death, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of the Option, or (b) termination of employment; provided, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner, and may provide that, if employment is terminated by the Company because of an act or acts by an Optionee involving fraud, dishonesty, theft, embezzlement or the like, no portion of such Optionee's Option shall be exercisable after the Company gives notice to such Optionee of termination of employment. For purposes of the preceding sentence, an Optionee's resignation in anticipation of termination of employment by the Company because of an act or acts of the type listed after the semicolon in the preceding sentence shall constitute a notice of termination by the Company. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death, disability or retirement (as provided in the preceding sentence) at any time after a Change in Control, the term of all Options shall be extended through the 3-month period immediately following the date of such termination; provided, this extension shall apply to ISOs only to the extent it does not cause the term of such ISOs to exceed the maximum term





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       permitted under Code Section 422 or does not cause such ISOs to lose their status as incentive stock options. Prior to the earlier of the dates specified in the first sentence of this subsection (5)(j)(i), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Compensation Committee, which determination shall be final and conclusive.

                        (ii) Upon an Optionee's retirement under the terms of one of the Company's qualified retirement plans or the termination of an Optionee's employment due to disability, as determined by the Compensation Committee in its sole discretion, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of
       (a) the expiration date of such Option, or (b) 3 months (or 1 year, if due to disability) after the date on which such Optionee ceases to be an employee of the Company (including any Parent or Subsidiary); provided, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such dates, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases; provided, the Compensation Committee, in its discretion, may waive the restrictions on exercise contained in Section 5(f).

                        (iii) In the event of the death of the Optionee while he is an employee of the Company or a Parent or a Subsidiary or within 3 months after the date on which such Optionee's employment terminated due to retirement with the Company's consent or due to disability, as determined by the Compensation Committee in its sole discretion, any Option or unexercised portion thereof granted to him may be exercised without regard to the restrictions on exercise contained in Section 5(f) by his personal representatives, heirs or legatees at any time prior to the expiration of 1 year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this
       Section 5 as if such personal representatives, heirs or legatees are the named Optionee.

               (k) Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; and, during the lifetime of an Optionee, the Option shall be exercisable only by him.

               (l) Holding Period. No Option or SAR granted hereunder may be exercised within the 12-month period immediately following the date of grant; provided, this limitation shall not apply in the event the Optionee dies or becomes disabled within such 12-month period.

               (m) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Section 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

               (n) Miscellaneous Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option as the Compensation Committee shall deem advisable. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

               (o) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.





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               (p)      Resales to Company.  In the event that an Option or any
portion thereof is exercised and within 1 year after such exercise the Optionee's employment with the Company is terminated for any reason other than death, disability (as determined by the Compensation Committee) or retirement, then the Common Stock acquired by the Optionee as a result of such exercise must be offered by the Optionee to the Company upon such termination at the Option Price paid by the Optionee. The Company will have 60 days from the date of such termination within which to accept such offer and pay the purchase price in cash. Notwithstanding anything to the contrary in the Plan, the resales to the Company provided in this Section shall not apply to any Options exercised by optionees after a Change in Control.

       6.      Stock Appreciation Rights.

               (a) Pursuant to such terms and conditions as the Compensation Committee deems appropriate in each case, the Compensation Committee may authorize the Company to accept an Optionee's surrender of his right to exercise an Option (or any portion thereof), in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such Option (or portion thereof) surrendered over the Option Price of such shares; provided, SAR's granted with respect to ISO's must be granted at the same time that the ISO's are granted. SAR's shall be granted with respect to a Reload Option if and to the extent SAR's are granted with respect to the original Option. An Optionee may elect to receive payment for exercise of any SAR in the form of shares of Common Stock valued at the then fair market value thereof or in cash, or partly in cash and partly in shares of Common Stock; provided, the Compensation Committee, in its sole discretion, may consent to or disapprove, in whole or in part, an Optionee's election to receive full or partial payment in cash. If the Compensation Committee disapproves such an election, the Compensation Committee shall specify the manner in which payment for exercise of the SAR shall be made. The Compensation Committee may specify payment in shares of Common Stock or in a combination of shares of Common Stock and cash in an amount not greater than the amount of cash specified in the Optionee's election. For purposes hereof, fair market value of the shares shall be determined as of the date of exercise of the SAR and pursuant to the terms of Section 5(c). Payment in shares of Common Stock shall reduce the number of shares subject to the Plan by the number of shares so paid. Notwithstanding the foregoing, after a Change in Control (as described in Section 8), the Compensation Committee shall not have the discretion to disapprove any election by an Optionee to exercise an SAR.

               (b) Any election by an Optionee to receive payment for exercise of an SAR shall be made in the same manner and pursuant to the same procedures prescribed for the exercise of the corresponding Option; provided, an Optionee shall only be permitted to exercise SAR's with respect to a maximum of 25 percent of the exercisable portion of the Option.

               (c) Any Option surrendered as provided in this Section shall be cancelled by the Company, and the underlying shares of Common Stock shall not be subject to further grant hereunder.

               (d) The Compensation Committee shall be authorized hereunder to make payment to the Optionee in shares of Common Stock only if
Section 83 of the Code applies to the Common Stock transferred to the Optionee.

               (e) Notwithstanding anything contained herein to the contrary, the SAR's provided in this Section, by their terms, shall meet the following requirements:

                        (i) The SAR's shall expire no later than the expiration date of the underlying Option to which such rights relate;

                        (ii) The SAR's may be for no more than 100 percent of the difference between the exercise price of the underlying Option and the fair market value of the Common Stock subject to the underlying Option at the time such SAR's are exercised;





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                        (iii)   The SAR's may be transferable only when the
       underlying Option is transferable, and under the same conditions;

                        (iv) The SAR's may be exercised only when the underlying Option is eligible to be exercised;

                        (v) The SAR's may be exercised only when the fair market value of the Common Stock subject to the underlying Option exceeds the Option Price of such Option, and only upon expiration of the holding period described in Section 5(l); and

                        (vi) The SAR's may be exercised only if such exercise has the same economic and tax consequences as the exercise of the underlying Option followed by an immediate sale of the Common Stock acquired thereby.

       7.      Adjustments Upon Changes in Capitalization.

               (a) In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                        (i) The Compensation Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

                        (ii) The Compensation Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

                        (iii) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code Section 424(a) and the regulations promulgated thereunder so as to preserve the status of such ISO's as incentive stock options under Code Section 422.

                        (iv) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

               (b) Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change in Control, the Compensation Committee, in its discretion, may declare that:

                        (i) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws);

                        (ii) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Compensation Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Options would have been entitled; and/or

                        (iii) any or all Options granted hereunder are to become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

               (c) If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Compensation Committee shall give each Optionee notice of such event at least 10 days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws).

               (d) Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Section 7. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Compensation Committee makes under this Section 7 shall be conclusive.

       8.      CHANGE IN CONTROL.

               (a) For purposes of the Plan, a "Change in Control" shall mean the occurrence of any one of the events described in this Section 8(a). For purposes of this Section 8, the terms used in this Section with an initial capital letter shall have the meanings set forth in Section 8(b) unless otherwise defined in the Plan.

                        (i) The acquisition by a Person, together with Affiliates and Associates of such Person, whether by purchase, tender offer, exchange, reclassification, recapitalization, merger or otherwise, of a sufficient number of shares of Common Stock or Common Stock Equivalents to constitute the Person an Acquiring Person; or

                        (ii) The acquisition by a Person (other than the Curtis Investment Company, LP), together with Affiliates and Associates of such Person, of a number of shares of Common Stock (but not less than 20 percent of the shares of Common Stock) equal to or greater than the number of shares of Common Stock held by any Person who or who, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 30 percent or more of the shares of Common Stock as of the effective date of the Plan; or

                        (iii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the Continuing Directors then in office; or

                        (iv) Any merger or consolidation the result of which is that less than 70 percent of the common stock, Voting Securities or other equity interests of the surviving or resulting corporation or other Person shall be owned in the aggregate by the former shareholders of the Company, other than Affiliates or Associates of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; or

                        (v) The sale by the Company, in one transaction or a series of related transactions, whether in liquidation, dissolution or otherwise, of assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons.

               (b) The following definitions shall apply in determining when a Change in Control has occurred:

                        (i) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 30 percent or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, or any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 30 percent or more of the shares of Common Stock as of the effective date of the Plan, any employee benefit plan of the Company or of any Subsidiary of the Company [if approved by a majority of the Continuing Directors], or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

                        (ii) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the effective date of the Plan (the "Exchange Act").

                        (iii)   "Associate" shall mean:

                                (A)      Any corporation or organization, or
               parent or subsidiary of such corporation or organization, of which a Person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of 10 percent or more of any class of equity securities;

                                (B) Any trust or other estate in which a Person has a beneficial interest of 10 percent or more or as to which such Person serves as trustee or in a similar fiduciary capacity; and

                                (C)      Any brother or sister (whether by
               whole or half blood), ancestor, lineal descendant or spouse of a Person, or any such relative of such spouse.

                        (iv) "Beneficial Owner" shall mean, with respect to any securities, any Person who, together with such Person's Affiliates and Associates, directly or indirectly:

                                (A)      Has the right to acquire such
               securities (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own:

                                        (1)     Securities acquired by
                        participation in good faith in a firm commitment underwriting by a Person engaged in business as an underwriter of securities until the expiration of 40 days after the date of such acquisition; or

                                        (2)     Securities tendered pursuant to
                        a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                                        (3)     Securities issuable upon
                        exercise of rights issued to all shareholders generally, which rights are only exercisable upon separation from the Common Stock, or securities issuable upon exercise of rights that have separated from the Common Stock upon the occurrence of events specified in a rights agreement between the Company and a rights agent;

                                (B) Has the right to vote or dispose of or has Beneficial Ownership (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of such securities, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security under this subparagraph
               (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

                                        (1)     Arises solely from a revocable
                        proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; and

                                        (2)     Is not also then reportable by
                        such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                                (C) With respect to any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described herein or disposing of any voting securities of the Company.

                        (vi) "Common Stock Equivalents" shall mean preferred stock or other equity securities of the Company having the right to be converted by the holders thereof into shares of Common Stock, or having the right to vote generally for the election of directors and on other matters. For purposes of determining the total amount of Common Stock and Common Stock Equivalents owned by any Person, such Common Stock Equivalents shall be equal to the number of shares into which they may be converted by the holders thereof, or in the case of securities that are not convertible having the right to vote, shall be equal to the number of votes they are entitled to cast in elections for directors.

                       (vii)    "Continuing Director" shall mean:

                                (A) Any member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the effective date of the Plan; or

                                (B) Any Person who subsequently becomes a member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

                      (viii) "Person" shall mean any individual, firm, corporation, partnership or other entity.

                        (ix) "Subsidiary" shall mean any corporation, partnership, joint venture, trust or other entity more than 50 percent of the Voting Securities of which are Beneficially Owned, directly or indirectly, by a Person.

                        (x) "Voting Securities" shall mean any class of then outstanding shares of stock or other beneficial interests entitled to vote in election of directors or other Persons charged with management of a Person."

       9.      Employee's Agreement and Securities Registration.

               (a) If, in the opinion of counsel for the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, unless, at the time of grant, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. If at the time of the exercise of any Option or the exercise of an SAR paid in whole or in part in shares of Common Stock, it is necessary or desirable, in the opinion of counsel for the Company, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee represent and warrant that he is purchasing or acquiring the Common Stock for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of such shares, the Optionee shall, upon the request of the Compensation Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Compensation Committee have reasonable cause to believe that such Optionee did not execute such agreement in good faith, the Company shall not be bound by the exercise of the Option. All certificates issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

       The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the securities laws of any state (the "State Securities Acts") and have been issued or sold in reliance upon applicable exemptions from the registration requirements of such laws.

       These shares are held by an "affiliate" of the Company (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the 1933 Act). Accordingly, these shares may not be sold, assigned, hypothecated, pledged or otherwise transferred except
       (i) pursuant to an effective registration statement under the 1933 Act and any applicable State Securities Acts with respect to the resale of such shares, (ii) in accordance with said Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the 1933 Act or any applicable State Securities Acts or any rules or regulations thereunder. Any attempted transfer of the certificate representing these shares which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee of such shares be recognized as the owner thereof by the Company.

If the Common Stock to be acquired upon the exercise of an Option or any SAR is registered with the Securities and Exchange Commission as of the date of granting an Option or SAR, or if such Common Stock is registered as of the date of exercise, then the Compensation Committee, in its discretion, may dispense with the above investment affidavits and the Common Stock may be issued without the first sentence of the restrictive legend set forth above. If the Common Stock is held by a Optionee who is not an affiliate, as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an affiliate, the Compensation Committee, in its discretion, may dispense with or authorize the removal of the remainder of the restrictive legend set forth above.

               (b) In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities acts, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Optionee. In the event the shares of Common Stock of the Company shall be listed on any national stock exchange at the time of the exercise of an Option or SAR, the Company shall make prompt application for the listing of the shares of Common Stock to be issued on such stock exchange of such shares, at the sole expense of the Company.

       10.     Effective Date; Amendment and Termination of the Plan.

               (a) The Plan shall be effective as of January 1, 1991, and no Options shall be granted hereunder prior to said date; provided, adoption of the Plan shall be approved by the holders of a majority of the voting power of the outstanding shares of the Common Stock within 12 months of adoption of the Plan by the Board, and failure to obtain such approval shall render the Plan null and void ab initio.

               (b) In the event the Board shall determine that a portion of the Plan does not qualify as an "Incentive Stock Option Plan" pursuant to Code Section 422 or that the Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Compensation Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination. Notwithstanding the above provisions, no such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees, nor may any such change in the Plan be made without the prior approval of the holders of a majority of the outstanding Common Stock if (i) such change would cause the applicable portions of the Plan to fail to qualify as an "Incentive Stock Option Plan" pursuant to Code Section 422, or (ii) such shareholder approval is required under Code Section 422, Regulation Section 16b-3 promulgated under the Securities Exchange Act of 1934 or any other applicable law or regulation.

       11.     Application of Funds.

               The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

       12.     Notices.

               All notices or other communications by an Optionee to the Compensation Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Compensation Committee at the location, or by the person, designated by the Compensation Committee for the receipt thereof. Such specific instructions and designation may be set forth in the Option Agreements.

       13.     Term of Plan.

               Subject to the terms of Section 10(b), the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.




ADOPTED BY THE BOARD OF DIRECTORS OF AMERICAN BUSINESS PRODUCTS, INC. ON DECEMBER 5, 1990.


APPROVED BY THE SHAREHOLDERS OF AMERICAN BUSINESS PRODUCTS, INC. ON APRIL 24, 1991.

                                FIRST AMENDMENT
                                     TO THE
            AMERICAN BUSINESS PRODUCTS, INC. 1991 STOCK OPTION PLAN



               This First Amendment to the American Business Products, Inc. 1991 Stock Option Plan (the "Plan") is made and entered into this _____ day of _________________, 1994, by American Business Products, Inc. (the "Company").

               WHEREAS, at its meeting on December 8, 1993, the Board of Directors of the Company (the "Board") determined to amend to Plan to extend the post-retirement exercise period of options granted under the Plan, contingent upon shareholder approval;

               WHEREAS, Section 10 of the Plan provides that the Company may amend the Plan upon Board approval;

               NOW, THEREFORE, the Plan is hereby amended as follows:

       1. Section 5(j)(ii) of the Plan shall be amended by deleting that subsection in its entirety and substituting in lieu thereof the following subsections:

               (ii) Upon an Optionee's retirement under the terms of one of the Company's qualified retirement plans, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the expiration date of such Option; provided, any ISO or unexercised portion thereof which remains unexercised on the date 3 months after the date on which such Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) shall convert to a Non-ISO for the remainder of its exercise period. Upon an Optionee's termination of employment due to disability (as determined by the Compensation Committee in its sole discretion), any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of such Option, or (b) 1 year after the date on which such Optionee ceases to be an employee of the Company (including any Parent or Subsidiary). Notwithstanding the above, the Compensation Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. An Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases; provided, the Compensation Committee, in its discretion, may waive the vesting restrictions on exercise contained in
               Section 5(f).

               2. Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.


               IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.


                        AMERICAN BUSINESS PRODUCTS, INC.


                       By:
                          -------------------------------

                       Title:
                             ----------------------------